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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 14, 1994
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



            TENNESSEE               0-6919            62-0859007
     ------------------------    -------------   -------------------
     (State of incorporation)    (Commission     (I.R.S. Employer
                                  File Number)    Identification No.)




                     UNION PLANTERS ADMINISTRATIVE CENTER
                         7130 GOODLETT FARMS PARKWAY
                          MEMPHIS, TENNESSEE  38018
                   ----------------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (901) 383-6000


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report).
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ITEM 5. OTHER INFORMATION

     Union Planters Corporation (the Corporation) has entered into a definitive agreement to acquire BNF Bancorp, Inc. (formerly BANCFIRST Corporation), parent company of BANKFIRST, a federal savings bank, headquartered in Decatur, Alabama. This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the unaudited interim consolidated financial statements of BNF Bancorp, Inc. as of and for the three months ended December 31, 1993. The unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended September 30, 1993, which are filed as
Exhibit 99 (a) to the Corporation's Current Report on Form 8-K dated February
8, 1994.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

     99 Additional Exhibits

     (a)  BNF Bancorp, Inc. and Subsidiary Unaudited Consolidated
          Financial Statements as of and for the Three Months Ended
          December 31, 1993.

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
          1.  Consolidated Statements of Financial                  1
              Condition as of December 31, 1993
              and September 30, 1993

          2.  Consolidated Statements of Income for
              the Three Months Ended December 31, 1993
              and 1992                                        2 and 3

          3.  Consolidated Statements of Stockholders'              4
              Equity for the Three Months Ended
              December 31, 1993





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
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                                                                Page
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
          4.  Consolidated Statements of Cash Flows          5 and 6
              for the Three Months Ended December 31,
              1993, and 1992

          5.  Notes to Consolidated Financial                      7
              Statements



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Union Planters Corporation
                           --------------------------
                                   Registrant




Date:  April 19, 1994           M. Kirk Walters
                                ---------------
                                M. Kirk Walters
                                Senior Vice President, Treasurer,
                                and Chief Accounting Officer





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